2010 Credit Suisse
Global Credit Products Conference
September 16, 2010

Forward looking statements
 Certain information in this presentation may be considered forward-looking information within the definition of the Private Securities Litigation Reform
 Act of 1995. This information is based on the Company's current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company's operations, markets, services, prices and other factors as discussed in filings with the Securities and Exchange
 Commission. These risks and uncertainties include, but are not limited to, general and economic conditions and declines in the industries in which we participate. There is no assurance that the Company's expectations will be realized. All forward-looking statements speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. The Company assumes no obligation to update any forward-looking information contained in this presentation.

Introductions
 ■ Over 34 years of
 experience in the financial
 services and security
 printing industry
 ■ Over 17 years with Clarke
 American / Harland
 Clarke
 ■ Former Chief Executive
 Officer of Rocky Mountain
 Bank Note
 ■ Marketing representative
 for IBM out of graduate
 school
Chuck Dawson
President & CEO,
Harland Clarke Holdings
 ■ 17 years of experience
 with Harland Clarke,
 Honeywell, and GE in
 various financial and
 operations leadership
 roles
 ■ Over 5 years with Clarke
 American / Harland
 Clarke
 ■ Former Chief Financial
 Officer of Honeywell’s
 Aircraft Landing Systems
 business
Peter Fera
EVP & CFO,
Harland Clarke Holdings

World class
operations
Leading
presence
Diversified,
blue-chip
client portfolio
 ■ A leading provider of checks and related products, marketing services, and customized business and home office products
 ■ A leading provider of software and services to financial institutions
 ■ A leading provider of education related products and survey technologies
 ■ $1.7 billion in combined revenues for LTM Q2 2010
 ■ Over 11,000 financial institutions clients such as:
 ■ Harland Clarke: 5 contact centers and 12 plants, supported by a national sales organization
 ■ Harland Financial Solutions: 17 fully networked facilities focused on customer support and enhancement of software solutions
 ■ Scantron: 6 facilities, which include manufacturing, technology and services
 ■ 2001 Malcolm Baldrige National Quality Award winner
Strong, long-
term client
relationships
 ■ Trusted, integrated relationships with clients
 ■ Provider of mission-critical software products
 ■ Strong partnerships with long-term contracts
Harland Clarke Holdings

Who we are
 ■ Checks and related products
 ■ Marketing Services
 ■ Business and home office
 products
 ■ Financial and business forms
 ■ Core processing systems
 ■ Internet and mobile banking
 applications
 ■ Risk management solutions
 ■ Branch automation solutions
 ■ Lending origination and
 compliance
 ■ Web-based assessment
 products
 ■ Student Achievement
 Management solutions
 ■ Response to Intervention
 products
 ■ Survey Services
 ■ Scanners and forms
 Revenues(1) $1.2B
 Revenues(1) $280M
 Revenues(1) $203M
(1) LTM Q2 2010; revenues are adjusted to add back acquisition accounting fair value adjustments of deferred revenue.

Diversified business and product lines
▪ Combined business has four major product lines
 – Checks and office products
 – Software and related services
 – Direct marketing services
 – Data collection, testing and survey solutions
$1.7 billion
LTM Q2 2010 Revenue
Revenue for Non-Check Products
Continued success diversifying product lines

Diversified and expanded client relationships
Approximately 80% of revenue is under long-term contracts
Direct to Consumer
and Commercial
Financial Institutions
Education

Strong history of cost reductions and margin expansion
History of continuous improvement
■ Demonstrated track-record of margin
 improvement
■ Margin expansion of 4.4 points since 2008
■ 16 facility closures since the start of 2007
■ Exceeded synergy target of $112.6M from
 the John H. Harland acquisition
(1) See page 16 for the calculation of and reconciliation of net income to adjusted EBITDA

■ A leading provider of checks and office
 products and marketing and contact
 center services
 – 11,000 financial and commercial institution
 clients
 – More than 80% of revenues under long-term
 contract
■ Diverse product and service offerings
 – Personal and business checks
 – Marketing services including database
 marketing, eMarketing, creative
 development, and strategic services
 – Contact center services
 – Financial and business forms
 – Deposit products including deposit tickets,
 security bags, cash straps, coin wraps
 – Address labels, self-inking stamps,
 checkbook covers, registers
 – Card services

Harland Clarke financial performance

$ in millions
Margin 26.4% 26.3% 29.7% 30.9%
Revenue(1)
Adjusted EBITDA
Reconciliation to Adjusted EBITDA

$ in millions
(1) Revenue is adjusted to add back acquisition accounting fair value adjustments of deferred revenue.
2007
2008
2009
LTM Q2 2010
Operating income
181.1
$

217.1
$

195.8
$

224.5
$

D&A
98.2

112.5

109.3

107.3

Restructuring
5.6

8.3

25.7

10.6

Asset impairment charges
3.1

1.5

33.4

34.0

Impact of acquisition accounting adjustments
1.9

-

-

0.5

Transaction related expenses
2.4

-

-

-

Adjusted EBITDA
292.3
$

339.4
$

364.2
$

376.9
$

■ A leading supplier of software and services
 to financial institutions
 – Core processing systems
 – Internet and mobile banking applications
 – Risk management solutions
 – Branch automation solutions
 – Lending origination and compliance

■ High switching costs associated with
 switching integrated software providers
■ Sell to approximately 37% of all financial
 institutions in the United States
■ Top 25 customers < 10% of revenue
■ Recurring revenues of more than 75%
Customer Mix
Strong recurring revenue base

HFS financial performance

$ in millions
Revenue(1)
Adjusted EBITDA
Reconciliation to Adjusted EBITDA

$ in millions
(1) Revenue is adjusted to add back acquisition accounting fair value adjustments of deferred revenue.
2007
2008
2009
LTM Q2 2010
Operating income
16.8
$

34.1
$

32.8
$

37.0
$

D&A
17.3

28.7

26.9

27.6

Restructuring
-

3.9

3.8

1.0

Asset impairment charges
-

-

10.6

10.6

Deferred purchase price compensation
3.4

8.1

3.5

2.2

Impact of acquisition accounting adjustments
9.6

1.4

0.2

0.1

Adjusted EBITDA
47.1
$

76.2
$

77.8
$

78.5
$

Web-based Education Technology,
School Forms and Testing

■ Strong brand recognition
 – A leading testing provider for over 40 years
■ Leading provider of web-based education
 technology products
 – Student Achievement Management solutions
 – Response to Intervention products
 – Special education software solutions
 – Web-based assessment products
■ Leading provider of scanners and forms
 – Provide patent protected scanner to school
 – Sales of forms create annuity-like revenue
 stream
 – Diverse client base - education, commercial,
 government
■ Large installed base
 – 80% of the largest school districts
 – 65,000+ scanning machines
■ Customer diversification
 – 100,000+ accounts
 – Largest account approximately 5% of
 revenue
■ Focus on being a leading provider of
 enterprise-wide testing and surveying
 technology
Surveys, Forms, and Processing

Scantron financial performance

$ in millions
Revenue(1)
Adjusted EBITDA
Reconciliation to Adjusted EBITDA

$ in millions
(1) Revenue is adjusted to add back acquisition accounting fair value adjustments of deferred revenue.
2007
2008
2009
LTM Q2 2010
Operating income
12.4
$

28.4
$

34.5
$

32.1
$

D&A
10.6

23.3

25.9

25.9

Restructuring
-

2.4

3.0

6.4

Asset impairment charges
-

-

0.2

0.2

Impact of acquisition accounting adjustments
5.1

1.6

0.2

0.1

Adjusted EBITDA
28.1
$

55.7
$

63.8
$

64.7
$

Harland Clarke Holdings financial highlights
■ Strong historical financial performance
■ High EBITDA margins
■ Low working capital requirements
■ Efficient deployment of capital
■ Significant cash flow generation

Harland Clarke Holdings financial performance
Revenue(1)
Adjusted EBITDA
Reconciliation to Adjusted EBITDA

$ in millions

$ in millions
(1) Revenue is adjusted to add back acquisition accounting fair value adjustments of deferred revenue minus revenue from inter-segment transactions.
2007
2008
2009
LTM Q2 2010
Net income (loss)
(15.4)
$

47.2
$

112.1
$

97.4
$

Interest expense, net
159.9

184.2

135.9

122.6

Provision (benefit) for income taxes
(5.4)

33.0

67.4

64.0

D&A
126.2

164.5

162.1

160.8

Restructuring
5.6

14.6

32.5

18.0

Deferred purchase price compensation
3.4

8.1

3.5

2.2

Asset impairment charges
3.1

1.5

44.2

44.8

(Gain) / loss on early extinguishment of debt
54.6

-

(65.0)

(3.5)

Impact of acquisition accounting adjustments
16.6

3.0

0.4

0.7

Transaction related expenses
2.4

-

-

-

Adjusted EBITDA
351.0
$

456.1
$

493.1
$

507.0
$

Harland Clarke Holdings credit strength
■ LTM Q2 2010 cash flow from operations $ 261.9 million
■ LTM Q2 2010 adjusted EBITDA $ 507.0 million
■ Cash/equivalents on hand(1)     $ 206.6 million
■ Net debt(2)    $ 2,022.3 million
■ Net debt / LTM Q2 2010 adjusted EBITDA    4.0x
■ LTM Q2 2010 adjusted EBITDA / Net interest(3)             4.1x
(1) As of June 30, 2010
(2) Net debt equals total debt of $2,228.9 million less cash and equivalents as of June 30, 2010
(3) Net interest expense of $122.6 million for the LTM Q2 2010